UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Tompkins Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOMPKINS FINANCIAL CORPORATION C/O AMANDA LIPPINCOTT 118 EAST SENECA ST P.O. BOX 460 ITHACA, NY 14851

Your **Vote** Counts!

TOMPKINS FINANCIAL CORPORATION

2021 Annual Meeting

Vote by May 10, 2021 11:59 PM ET. For shares held in a Plan, vote by May 7, 2021 6:00 AM ET.

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You invested in TOMPKINS FINANCIAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 11, 2021.

Get informed before you vote

View the Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K online OR you can receive a free paper or email copy of the materials and proxy card by requesting prior to April 27, 2021. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 11, 2021 5:30 PM ET
Virtually at: www.virtualshareholdermeeting.com/TMP2021

*Please check the meeting materials for any special requirements for meeting attendance. Follow the instructions on www.virtualshareholdermeeting.com for directions on how to vote your shares at the meeting.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to learn how to obtain more information and how to vote on these important matters.

Voting Items	Board Recommends

1.  Election of thirteen (13) directors for a term of one year:

Nominees:

01) John E. Alexander            08) Thomas R. Rochon

02) Paul J. Battaglia               09) Stephen S. Romaine

03) Daniel J. Fessenden        10) Michael H. Spain

04) James W. Fulmer             11) Jennifer R. Tegan

05) Patricia A. Johnson          12) Alfred J. Weber

06) Frank C. Milewski            13) Craig Yunker

07) Ita M. Rahilly

For
2. Advisory approval of the compensation paid to the Company’s Named Executive Officers.	For
3. Ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2021.	For
NOTE: In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof, including adjournment of the Annual Meeting and any other matters incident to the conduct of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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